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                                                                    Exhibit 23.1


                            Consent of Legal Counsel

We consent to the use of our firm's name under the caption "Legal Matters" in the Registration Statement on Form S-3 and related Prospectus of Intermedia Communications Inc. for the registration of 2,549,381 shares of Common Stock.


                                      -----------------------------------------
                                      /s/ Kronish, Lieb, Weiner & Hellman LLP

New York, New York
February 12, 1998